Exhibit 99.2

Unaudited Quarterly Pro Forma Condensed Combined Financial Statements for 2006

As a convenience to the reader, we are providing the following Unaudited Pro Forma Condensed Combined Consolidated Statements of Income for each quarter of 2006, adjusted to give effect to AT&T Inc.’s (AT&T) acquisition of BellSouth Corporation (BellSouth) as if it had occurred on January 1, 2005. The Unaudited Pro Forma Condensed Combined Statements of Income do not give effect to the consolidation of YellowPages.com. The pro forma amounts have been developed from (a) the unaudited condensed consolidated financial statements of AT&T contained in its Quarterly Reports on Form 10-Q filed in 2006, (b) the unaudited condensed consolidated financial statements of BellSouth contained in its Quarterly Reports on Form 10-Q filed in 2006, (c) the unaudited condensed consolidated financial statements of AT&T Mobility (formerly Cingular Wireless) contained in its Quarterly Reports on Form 10-Q filed in 2006, and (d) the unaudited books and records of BellSouth and AT&T Mobility for the quarter ended December 31, 2005, but only through the acquisition date of December 29, 2006.

The table below provides summarized quarterly information and includes reclassifications to conform presentation BellSouth and AT&T Mobility expense items. Additional information, including a description of adjustments made and reconciliations from historical AT&T, BellSouth and AT&T Mobility results follows.

AT&T INC.

Unaudited Pro Forma Condensed Combined Statements of Income

Dollars in millions

	For the Three Months Ended
	12/31/06	9/30/06	6/30/06	3/31/06
Total Operating Revenues	$29,604	$29,444	$29,256	$28,955
Operating Expenses
Cost of sales, selling, general and administrative	19,294	18,671	19,276	19,569
Depreciation and amortization	5,284	5,307	5,405	5,517

Total Operating Expenses	24,578	23,978	24,681	25,086

Operating Income	5,026	5,466	4,575	3,869
Interest expense	884	923	928	932
Other income (expense) - net	140	167	146	125

Income Before Income Taxes	4,282	4,710	3,793	3,062
Provision (benefit) for income taxes	1,443	1,695	1,325	1,078

Net Income	$2,839	$3,015	$2,468	$1,984

Adjustments

(a)	Elimination of intercompany revenues and expenses recorded between AT&T and/or BellSouth and AT&T Mobility
(b)	Elimination of intercompany revenue and expenses recorded between AT&T and BellSouth
(c)	Elimination of BellSouth deferred revenues and expenses related to deferred activation activities
(d)	Elimination of BellSouth’s portion of pension and postretirement expenses recorded by AT&T Mobility
(e)	Elimination of BellSouth’s pension and postretirement expenses
(f)	Elimination of BellSouth’s historical intangible amortization expenses recorded by AT&T Mobility
(g)	Recognition of BellSouth’s portion of amortization of intangible assets identified and recorded by AT&T Mobility
(h)	Recognition of BellSouth’s amortization of intangible assets identified
(i)	Reduction in BellSouth’s portion of depreciation expenses recorded by AT&T Mobility associated with fair-value adjustments in PP&E
(j)	Reduction in BellSouth’s depreciation expenses associated with fair-value adjustments in PP&E
(k)	Elimination of intercompany interest income and expense recorded between AT&T and/or BellSouth and AT&T Mobility
(l)	Reduction in BellSouth’s portion of interest expenses recorded by AT&T Mobility associated with fair-value adjustments of debt
(m)	Reduction in BellSouth’s interest expenses associated with fair-value adjustments of debt
(n)	The aggregate pre-tax adjustments to “Income Before Income Taxes” are taxed at the AT&T, BellSouth and AT&T Mobility combined tax rate of 35.4%.
(o)	Adjusted to reflect AT&T Mobility as a wholly-owned subsidiary of AT&T rather than as a joint venture

AT&T INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2006

	Historic		Adjustments
	AT&T	BellSouth	Consolidation of AT&T Mobility		Other		Combined
Total Operating Revenues	$15,756	$5,171	$8,980		$(579	)(a)	$28,955
					(215	)(b)
					(158	)(c)
Operating Expenses
Cost of sales and selling general and administrative (exclusive of depreciation and amortization shown separately below)	11,073	3,029	6,493		(579	)(a)	19,569
					—	(d)
					(215	)(b)
					(74	)(e)
					(158	)(c)

Depreciation and amortization	2,492	893	1,680		(146	)(f)	5,517
					387	(g)
					530	(h)
					(187	)(i)
					(132	)(j)

Total Operating Expenses	13,565	3,922	8,173		(574)		25,086

Operating Income	2,191	1,249	807		(378)		3,869

Interest expense	464	279	297	(o)	(110	)(k)	932
					4	(l)
					(2	)(m)
Other income (expense) – net	430	191	(32	)(o)	(110	)(k)	125
			(354	)(o)

Income Before Income Taxes	2,157	1,161	124		(380)		3,062

Provision for income taxes	712	377	124	(o)	(135	)(n)	1,078

Net Income	$1,445	$784	$—		$(245)		$1,984

AT&T INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED JUNE 30, 2006

	Historic		Adjustments
	AT&T	BellSouth	Consolidation of AT&T Mobility		Other		Combined
Total Operating Revenues	$15,770	$5,206	$9,218		$(587	)(a)	$29,256
					(192	)(b)
					(159	)(c)
Operating Expenses
Cost of sales and selling general and administrative (exclusive of depreciation and amortization shown separately below)	10,680	3,003	6,603		(587	)(a)	19,276
					—	(d)
					(192	)(b)
					(72	)(e)
					(159	)(c)

Depreciation and amortization	2,486	898	1,598		(136	)(f)	5,405
					368	(g)
					507	(h)
					(185	)(i)
					(131	)(j)

Total Operating Expenses	13,166	3,901	8,201		(587)		24,681

Operating Income	2,604	1,305	1,017		(351)		4,575

Interest expense	472	279	298	(o)	(122	)(k)	928
					3	(l)
					(2	)(m)
Other income (expense) – net	565	280	(37	)(o)	(122	)(k)	146
			(540	)(o)

Income Before Income Taxes	2,697	1,306	142		(352)		3,793

Provision for income taxes	889	419	142	(o)	(125	)(n)	1,325

Net Income	$1,808	$887	$—		$(227)		$2,468

AT&T INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006

	Historic		Adjustments
	AT&T	BellSouth	Consolidation of AT&T Mobility		Other		Combined
Total Operating Revenues	$15,638	$5,218	$9,553		$(626	)(a)	$29,444
					(181	)(b)
					(158	)(c)
Operating Expenses
Cost of sales and selling general and administrative (exclusive of depreciation and amortization shown separately below)	10,284	2,867	6,561		(626	)(a)	18,671
					(1	)(d)
					(181	)(b)
					(75	)(e)
					(158	)(c)

Depreciation and amortization	2,437	894	1,576		(126	)(f)	5,307
					355	(g)
					485	(h)
					(183	)(i)
					(131	)(j)

Total Operating Expenses	12,721	3,761	8,137		(641)		23,978

Operating Income	2,917	1,457	1,416		(324)		5,466

Interest expense	442	302	306	(o)	(126	)(k)	923
					2	(l)
					(3	)(m)
Other income (expense) – net	758	420	(38	)(o)	(126	)(k)	167
			(847	)(o)

Income Before Income Taxes	3,233	1,575	225		(323)		4,710

Provision for income taxes	1,068	516	225	(o)	(114	)(n)	1,695

Net Income	$2,165	$1,059	$—		$(209)		$3,015

AT&T INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED DECEMBER 31, 2006

	Historic		Adjustments
	AT&T	BellSouth*	Consolidation of AT&T Mobility*		Other		Combined
Total Operating Revenues	$15,891	$5,131	$9,540		$(610	)(a)	$29,604
					(190	)(b)
					(158	)(c)
Operating Expenses
Cost of sales and selling general and administrative (exclusive of depreciation and amortization shown separately below)	10,823	2,818	6,686		(610	)(a)	19,294
					—	(d)
					(190	)(b)
					(75	)(e)
					(158	)(c)
Depreciation and amortization	2,492	870	1,547		(118	)(f)	5,284
					341	(g)
					463	(h)
					(180	)(i)
					(131	)(j)

Total Operating Expenses	13,315	3,688	8,233		(658)		24,578

Operating Income	2,576	1,443	1,307		(300)		5,026

Interest expense	465	275	278	(o)	(127	)(k)	884
					3	(l)
					(10	)(m)
Other income (expense) – net	683	388	(32	)(o)	(127	)(k)	140
			(772	)(o)

Income Before Income Taxes	2,794	1,556	225		(293)		4,282

Provision for income taxes	856	466	225	(o)	(104	)(n)	1,443

Net Income	$1,938	$1,090	$—		$(189)		$2,839

*	Includes results prior to the December 29, 2006 acquisition date